Exhibit 99.2

	STOCKHOLDERS AGREEMENT (this
Agreement), dated as of June 5, 2006,
among The Washington Post Company, a
Delaware Corporation (Parent),
Kaplan, Inc., a Delaware corporation
(the Company), and Jonathan N.
Grayer (the Stockholder).

		WITNESSETH:

	WHEREAS, the Stockholder has been
awarded Shares (as defined below), and may in the future be awarded, or acquire through the exercise of options or otherwise, additional Shares;

	WHEREAS, as of the date hereof,
Parent owns all of the outstanding Shares that are not owned by the Stockholder; and

	WHEREAS, the parties hereto wish to
make provision relating to the ownership, voting and disposition by the Stockholder of the Shares owned by the Stockholder on the date hereof and from time to time hereafter.

	NOW, THEREFORE, in consideration of
the mutual covenants and agreements contained herein, the parties hereto agree as follows:

		ARTICLE I

	       DEFINITIONS

	SECTION 1.01.  Definitions.  As used
in this Agreement, the following terms shall have the meanings ascribed to them below:

	Affiliate of any Person shall mean any
Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

	Code shall mean the Internal Revenue Code of 1986, as amended.

	Company Board shall mean the Board of
Directors of the Company.

	Compensation Committee shall mean the
Compensation Committee of the Board of Directors of Parent.

        Fair Market Value shall mean, as of any
date, the value of the Shares determined as follows:

	(i)	if the Shares are listed on any
established stock exchange or a national market system, including without limitation The Nasdaq
National Market or The Nasdaq SmallCap Market of
The Nasdaq Stock Market, their Fair Market
Value shall be the mean between the high and low sale prices for the Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Company Board deems reliable, or if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, their Fair Market
Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination; or

	(ii)	in the absence of an established
market for the Shares, the aggregate Fair Market
Value thereof shall be determined at least once a year on or before the first day of February and at such other times as may be deemed appropriate by the Compensation Committee in its sole discretion. As part of its determination, the Compensation Committee shall (1) obtain and consider a professional appraisal of the value of the Company from an investment bank or from another entity capable of preparing such valuation; and (2) use or cause to be used methodologies such as those used by Goldman Sachs in its 1997 valuation of the Company, including a multiple of earnings, present value of future cash flows or such other established methodologies that value comparable enterprises as going concerns. However, both the recommendation of the professional appraisal and the result of the application of such methodologies shall only be advisory to the Compensation
Committee and not determinative of the value of the Company. The Compensation Committee shall have the right, in its sole discretion, to retain and make use of any advisory assistance it deems necessary or desirable in preparing the valuations of the Company, including, but not limited to, the right to appoint a new appraiser. The Fair Market
Value of each Share shall be determined
by dividing the aggregate Fair Market Value by the number of then-outstanding Shares plus the number of Shares reserved for issuance under and pursuant to the terms of the Companys stock option plans.

	Initial Public Offering shall mean a
bona fide underwritten public offering of Shares as a direct result of which at least
35 of the aggregate voting common equity securities of the Company (calculated on a fully diluted basis taking into account the number of Shares reserved for issuance under and pursuant to the terms of the Companys stock option plans) will be beneficially owned by Persons other than Parent and its Affiliates (including all directors, officers and employees of Parent and its Affiliates).

	Minority-Held Subsidiary shall mean a
corporation, that is not a Subsidiary of the Company, whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, in which each of the corporations in the chain other than the last corporation in the chain owns stock possessing
20% or more of the issued and outstanding stock in one of the other corporations in such chain.

	Minority-Held Subsidiary Employer shall
mean the Minority-Held Subsidiary with respect to which the Stockholder becomes an employee, director, or both, immediately following the Stockholders termination of employment without cause from the Company, from a Subsidiary
Employer, or from a Minority-Held Subsidiary other than the Minority-Held Subsidiary
Employer, as the case may be.

	Person shall mean any individual,
corporation (including any non-profit
corporation), general or limited partnership, cooperative, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

	Securities Act shall mean the
Securities Act of 1933, as amended, and
all rules and regulations promulgated thereunder.

	Shares shall, as the case may be, mean (i) shares of common stock, par value $1.00 per share, of the Company, (ii) any other shares of capital stock of the Company and (iii) shares of any other capital stock or securities into which such shares of common stock or other shares of capital stock are reclassified or changed, including by reason of a merger, consolidation, share exchange, reorganization, recapitalization or similar transaction.

	Subsidiary shall mean any subsidiary
corporation, whether now or hereafter existing, as defined in Section 424(f) of the Code;
provided, however, that 80% shall be substituted for 50% whereever 50% appears in such definition.

	Subsidiary Employer shall mean the
Subsidiary of the Company with respect to which the Stockholder becomes an employee, director, or both, immediately following the Stockholders termination of employment without cause from the Company, from a Subsidiary of the Company other than the Subsidiary Employer, or from a Minority-Held
Subsidiary Employer, as the case may be.

		ARTICLE II

		TRANSFERS

	SECTION 2.01.  Restrictions on Transfers.
The Stockholder shall not, directly or
indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (collectively, Transfer) any Shares, or solicit any offers to purchase or otherwise acquire or take a pledge of any Shares, other than by will or by the laws of descent and distribution.
The provisions of this Section 2.01 shall not apply to any transaction contemplated by
Section 2.05 or Article III hereof.

	SECTION 2.02.  Legend.  Each certificate
representing Shares held by the Stockholder shall bear substantially the following legend:

THE SECURITIES REPRESENTED BY THIS
CERTIFICATE ARE SUBJECT TO THE TERMS
OF, AND IN PARTICULAR MAY NOT BE
TRANSFERRED, SOLD, ASSIGNED, PLEDGED,
HYPOTHECATED OR OTHERWISE DISPOSED
OF UNLESS SUCH TRANSFER, SALE,
ASSIGNMENT, PLEDGE, HYPOTHECATION
OR OTHER DISPOSITION IS EXPRESSLY
PERMITTED BY, AND COMPLIES WITH THE
PROVISIONS OF, A STOCKHOLDERS
AGREEMENT (THE AGREEMENT) (A COPY
OF WHICH IS ON FILE WITH, AND MAY BE
OBTAINED FROM, THE SECRETARY OF
KAPLAN, INC. (TOGETHER WITH ITS
SUCCESSORS, THE COMPANY)).  THE
HOLDER OF THIS CERTIFICATE, BY
ACCEPTANCE OF THIS CERTIFICATE,
AGREES TO BE BOUND BY ALL OF THE
PROVISIONS OF THE AGREEMENT.

IN ADDITION TO THE FOREGOING, THE
SECURITIES REPRESENTED BY THIS
CERTIFICATE HAVE NOT BEEN REGISTERED
PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933, AS AMENDED
(THE SECURITIES ACT), AND MAY NOT BE
TRANSFERRED, SOLD, ASSIGNED, PLEDGED,
HYPOTHECATED OR OTHERWISE DISPOSED
OF UNLESS (A) SUCH DISPOSITION IS
PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OR (B) THE HOLDER
HEREOF SHALL HAVE DELIVERED TO THE
COMPANY AN OPINION OF COUNSEL,
WHICH OPINION OF COUNSEL SHALL BE
REASONABLY SATISFACTORY TO THE
COMPANY, TO THE EFFECT THAT SUCH
DISPOSITION IS EXEMPT FROM
REGISTRATION UNDER THE SECURITIES
ACT AND ANY APPLICABLE STATE
SECURITIES OR BLUE SKY LAWS.

	SECTION 2.03.  Stop Transfers.  The
Stockholder agrees that, in order to
ensure compliance with the restrictions
referred to herein, the Company may issue appropriate stop transfer instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. No Transfer of Shares in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

	SECTION 2.04.  Transfers to the
Company.  Notwithstanding anything in this
Agreement to the contrary, the Stockholder may at any time transfer all or a portion of his Shares to the Company (on the terms and conditions as may be agreed upon by the Stockholder and the Company) without complying with the provisions of this Article II.

	SECTION 2.05.  Repurchase Right Upon
Termination of Employment. In the event that the Stockholder ceases to be employed by the Company, a Subsidiary Employer or a Minority-Held
Subsidiary Employer (including by reason of death or disability), and at such time, the Stockholder
(or his estate) holds Shares, the Company shall have the right for a period of 90 days following the effective date of any such termination of employment to repurchase all outstanding Shares held by the Stockholder
(or his estate) for an amount equal to the then Fair Market Value of such Shares.
The Company, in exercising its repurchase right, shall give the Stockholder
(or his estate) written notice specifying
(i) the number of Shares the Company is
repurchasing and (ii) the Fair Market
Value of such Shares (the Repurchase Notice).
The Fair Market Value for purposes of the Companys exercise of its repurchase right hereunder shall be the Fair Market Value of the Shares as of the date of the Repurchase Notice as determined in good faith by the Compensation Committee.
The purchase price for Shares repurchased by the Company shall be paid in cash.

		ARTICLE III

DRAG-ALONG RIGHTS; BRING-ALONG RIGHTS,
REGISTRATION RIGHTS

	SECTION 3.01.  Drag-Along Right.
(a)  If Parent at any time proposes to
sell or dispose of Shares representing
more than 50% of the Shares then outstanding to any Person or Persons other than an Affiliate of Parent (such transferee Person or Persons are hereinafter referred to collectively as the Drag-Along Purchasers),
Parent shall have the right (the Drag-Along
Right) to require the Stockholder to sell or dispose to the Drag-Along Purchasers such number of outstanding Shares owned by the Stockholder determined in accordance with this Section 3.01 (a Drag-Along
Disposition Transaction).  Parent shall
send a written notice (a Drag-Along Notice) to the Stockholder not less than 30 days prior to the date upon which such sale or disposition is scheduled to close. Each
Drag-Along Notice shall (i) specify in
reasonable detail all the terms and
conditions upon which such sale or disposition is to occur and (ii) make reference to this
Section 3.01 and state that the Stockholder is obligated to sell or dispose of its Drag-Along Shares (as defined below) pursuant to such sale.

(b)  In connection with any Drag-
Along Disposition Transaction, (i the
Stockholder shall be required to sell or
dispose of the number of remaining Shares
(the Drag-Along Shares), requested
by Parent; provided, however, that the
percentage of the total number of
remaining Shares then owned by the
Stockholder represented by such Drag-Along
Shares shall be equal to the percentage of
the total number of outstanding Shares then
owned by Parent to be sold by Parent.
Unless the Stockholder agrees otherwise,
the Stockholder shall receive as
consideration upon such sale or disposition
for his Shares the same type of
consideration and the same amount of
consideration per share and on the same
terms and conditions as are applicable to
the Shares to be sold by Parent.  The
Stockholder shall agree to the same
covenants, representations and warranties
as Parent agrees to in connection with the
proposed sale.   To the extent the Stockholder
is required to provide indemnification in connection with the Drag-Along Disposition
Transaction, the monetary indemnification obligations of the Stockholder shall be limited to the fair market value of the cash, property and other assets received by the Stockholder in such Drag-Along Disposition Transaction;
provided, however, that this limitation
shall not apply in respect of any
representations, warranties or covenants that are personal in nature to the Stockholder (e.g., title to Shares being transferred).

(c)  Each of Parent and each Drag-Along
Purchaser shall have the right, in its sole discretion, at all times prior to consummation of the proposed Drag-Along
Disposition Transaction, to abandon or
otherwise terminate such transaction, and neither Parent nor any Drag-Along Purchaser shall have any liability or obligation to the Stockholder with respect thereto by virtue of such abandonment or termination;
provided, however, that the Company
shall promptly pay to the Stockholder his reasonable out-of-pocket costs and expenses (if any) incurred in connection with the transaction through the date of abandonment or termination thereof.

	SECTION 3.02.  Bring-Along Rights.
(a)  If the Company Board approves the
sale of the Company to another entity
(whether by a merger, consolidation, share exchange, reorganization, recapitalization or similar transaction) (an Approved Sale), then (i) the Stockholder shall not raise dissenter or appraisal rights with respect to the Approved Sale, and (ii) if the Approved Sale is structured as a sale of capital stock, the Stockholder shall sell all remaining Shares held by the Stockholder, on the terms and conditions approved by the Company Board. The Stockholder shall promptly take all actions as the Company
Board shall deem necessary and appropriate in connection with the consummation of the Approved Sale. In the event of an Approved
Sale, the Stockholder, unless he expressly
(i.e. other than by operation of clause
(i) of this Section 3.02(a)) agrees
otherwise pursuant to the terms of the
Approved Sale, shall receive as consideration upon such Approved Sale for his Shares the same type of consideration and the same amount of consideration per Share as shall be received by Parent in connection with such Approved Sale; provided, however, that in any Approved Sale to a Person who is not an Affiliate of Parent, Parent may retain 10% or less of the Shares held by Parent or receive a different type of consideration than the Stockholder in respect of 10% or less of the Shares held by Parent in circumstances the Company
Board determines necessary for the
Approved Sale to be accounted for in the manner requested by the purchaser of the Company in such Approved Sale.

(b)  If the Company Board desires to
consummate an ApprovedSale, the Company
Board shall provide a written notice to
the Stockholder, which notice shall
describe the proposed transaction in
summary terms and, if the Approved Sale is structured as a sale of Shares, contain the price, terms and conditions of the sale of Shares by the Stockholder to the entity to which such Shares are to be sold.
Upon not less than five business days
request, the Stockholder shall enter into
(i) a binding agreement with the entity to which such Shares are to be sold to sell to such entity all of his Shares, free and clear of all liens, charges, pledges, security interests and encumbrances and t the price and on the terms contained in said notice and (ii) any binding interseller agreement relating to such
Approved Sale that the Company Board may approve, which agreements may provide for escrows, holdbacks, expense reimbursement and other purchase price reductions or deferrals that apply pro rata to all sellers.
To the extent the Stockholder is
required to provide indemnification in
connection with any Approved Sale, the
monetary indemnification obligations of
the Stockholder shall be limited to the
fair market value of the cash, property
and other assets received by the Stockholder in the Approved Sale; provided, however, that this limitation shall not apply in respect of any representations, warranties or covenants that are personal in nature to the Stockholder (e.g., title to
Shares being transferred).

(c)  The Stockholder shall bear his pro
rata share of the fees and expenses
incurred by the Company and Parent in
the Approved Sale.

	SECTION 3.03.  Piggyback Rights
In the event of an Initial Public Offering, the Stockholder shall have the right to request registration of the Shares for sale in connection with an underwritten registered
Initial Public Offering.  However, the
Company shall not be obligated to take any action to effect any registration of Stockholders Shares if, at the time of the request, the managing underwriters advise the Company in good faith and in writing that such inclusion would adversely affect the underwriters ability to market the shares included in the registration statement. If the Stockholders Shares are not registered in connection with an Initial Public Offering due to advice from the managing underwriter of such shares, until such date as the Shares are registered, the Stockholder shall continue to have the right to put the Shares to the Company at the per share price of the publicly traded stock.
Stockholder agrees to execute any
customary agreements and certificates
required by the underwriters in connection with any such underwritten registered initial public offering.

		ARTICLE IV

	VOTING; WAIVER OF RIGHTS

	SECTION 4.01.  Proxy; Voting.  The
Stockholder has, simultaneously with the execution of this Agreement, granted Parent a proxy to vote and provide consent with respect to the Stockholders Shares as to all matters presented to the stockholders of the Company for voting or consent, including the election of directors, substantially in the form of Exhibit A attached hereto. If at any time such proxy shall not be in full force and effect for any reason other than termination of this Agreement pursuant to
Section 6.14, the Stockholder shall vote or cause to be voted, and provide or cause to be provided consent with respect to, all Shares held of record by him or over which he has voting control, in each case as directed by Parent with respect to all matters presented to the stockholders of the Company for voting or consent.

	SECTION 4.02.  Management of the
Business of the Company.  The Stockholder
(i) acknowledges and agrees that Parent, by virtue of its majority ownership of the capital stock of the Company, controls the management of the business and affairs of the Company (including with respect to any sale or initial public offering of the Company),
(ii) acknowledges and agrees that Parent shall not be liable to the Stockholder for any action taken in connection with its management of the business and affairs of the Company and (iii) hereby irrevocably waives, to the fullest extent permitted by law, any and all rights, claims or remedies against Parent in respect of any duties
(including fiduciary duties), whether in equity or at law (including any fiduciary duties that a majority stockholder may have to a minority stockholder), to the Stockholder, whether arising from Parents and the Stockholders ownership of capital stock of the Company or otherwise. The
Stockholder acknowledges and agrees that
Parents practice has been to borrow money from the Company on a regular basis on terms previously disclosed to the
Stockholder. Without limiting the generality of the foregoing, the Stockholder acknowledges and agrees that the Stockholder has no rights, claims, or remedies against Parent in respect of any duties (including fiduciary duties), whether in equity or at law (including any fiduciary duties that a majority stockholder may have to a minority stockholder), to the extent that the Parent continues such practice.

		ARTICLE V

	     REPRESENTATIONS

	Each of Parent and the Company
represents and warrants to the Stockholder, and the Stockholder represents and warrants to each of Parent and the Company, as follows:

	SECTION 5.01.  Authority; Execution
and Delivery; Enforceability. Such party has full power and authority to execute this Agreement and to perform its obligations hereunder. In the case of any party that is a corporation, the execution and delivery by such party of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate or similar action. Such party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

	SECTION 5.02.  No Conflicts; Consents.
The execution and delivery by such party of this Agreement do not, and the performance of its obligations hereunder will not conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any mortgage, lien, security interest, charge, restrictions or encumbrances of any kind upon any of the properties or assets of such party under, any provision of (i) in the case of any party that is a corporation or other legal entity, the certificate of incorporation, by-laws or similar organizational document of such party, (ii) any material contract, lease, license, indenture, agreement, commitment or other legally binding arrangement to which such party is a party or by which any of its properties or assets is bound or
(iii) any material judgment, order or
decree or material statute, law (including common law), ordinance, rule or regulation applicable to such party or its properties or assets. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to such party in connection with the execution, delivery and performance of this Agreement.

		ARTICLE VI

	      MISCELLANEOUS

	SECTION 6.01.  Notices.  All notices
and other communications provided for herein shall be dated and in writing and shall be given:

	If to Parent, to it at the following
address:

	The Washington Post Company
	1150 15th St., N.W.
	Washington, D.C.  20071
	Attention:  Ann McDaniel
	Facsimile:  202-334-1031

	with a copy to:

	Cravath, Swaine & Moore LLP
        Worldwide Plaza
	825 Eighth Avenue
	New York, NY 10019
	Attention:  Ronald Cami
	Facsimile:  212-474-3700

	If to the Stockholder, to him at
the following address:

	Jonathan N. Grayer
	160 West 86th Street, #3
	New York, NY  10024
	Facsimile:  212-492-5860

	If to the Company, to it at the
following address:

	Kaplan, Inc.
	888 Seventh Avenue
	New York, NY 10106
	Attention:  Johan de Muinck Keizer,
	General Counsel
	Facsimile:   212-489-2301

or to such other address as the party to whom notice is to be given may provide in a written notice to the Company, a copy of which written notice shall be on file with the Companys Secretary.
Notice shall be effective when received.

	SECTION 6.02.    Applicable Law.  The
laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of laws.

	SECTION 6.03.    Integration.  This
Agreement and the documents referred to
herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof. This
Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

	SECTION 6.04.  Descriptive Headings.
The headings in this Agreement are for
convenience of reference only and shall
not limit or otherwise affect the meaning of terms contained herein.

	SECTION 6.05.  Severability.  The
invalidity or unenforceability of any
provisions of this Agreement in any
jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, or any provision hereof, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

	SECTION 6.06.  Other Agreements.
Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the Transfer of Shares or other securities of the Company imposed by, any other agreement, if any.

	SECTION 6.07.  Successors, Assigns,
Transferees. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof may be transferred by the Stockholder without the prior written consent of Parent and the Company. Any purported transfer of rights under this Agreement in violation of this Section 6.07 shall be void and of no effect.

	SECTION 6.08.  Defaults.  A default
by any party to this Agreement in such
partys compliance with any of the
conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

	SECTION 6.09.  Amendments; Waivers.
This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by Parent, the Company and the Stockholder.

	SECTION 6.10.  Counterparts.  This
Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same
Agreement.

	SECTION 6.11.  Specific Performance.
Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof without the necessity of proving actual damages or securing or posting any bond or providing prior notice.

	SECTION 6.12.  Exclusive Jurisdiction;
Waiver of Jury Trial. (a) Each party agrees to commence any action, suit or proceeding arising out of this Agreement in any Federal court sitting in the City of New York, New
York or, if such suit, action or other
proceeding may not be brought in such court for jurisdictional reasons, in any New
York State court situated within the City of New York. Each party irrevocably submits to the jurisdiction of such court for the purposes of any such suit, action or other proceeding. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such partys respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this
Section 6.12.  Each party irrevocably and
unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any Federal Court in the City of New York, New York, or any New York State court situated in the City of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(b)  Each party waives, to the fullest
extent permitted by applicable law, any
right it may have to a trial by jury in
respect of any litigation arising out of or relating to this Agreement. Each party (i) certifies that no representative, agent or attorney of another party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications set forth above in this
Section 6.12(b).

	SECTION 6.13.  Recapitalization,
Exchanges, etc., Affecting Shares.  The
provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all securities of the Company or any successor or assign of the Company
(whether by merger, share exchange,
consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of the Shares, by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, amounts hereunder shall be appropriately adjusted.

	SECTION 6.14.  Termination.  The
rights and obligations of the parties hereto shall automatically terminate upon the earlier of (i) the consummation of an Initial Public Offering and (ii) the consummation of any merger, consolidation, share exchange, reorganization, recapitalization or similar transaction involving the Company, if Parent does not own, directly or indirectly, at least a majority of the voting power of the surviving entity after giving effect to such transaction;
provided, however, that (A) the provisions of
Section 3.03 and Article VI shall survive any such termination under clause (i) above until the occurrence of an event described in clause
(ii) above, (B) in connection with any Transfer by the Stockholder after such Initial Public
Offering (1) such Transfer shall be pursuant to an effective registration statement under the Securities Act and shall be registered under all applicable state securities or blue sky laws or (2) such Transfer shall meet an available exemption from registration under the Securities Act and all applicable state securities or blue sky laws, and
(C) an outstanding Repurchase Notice shall survive any termination under clause (i) above if received by the Stockholder prior to the date of such termination.



	IN WITNESS WHEREOF, the parties
hereto have executed this Agreement as of the date first above written.

	THE WASHINGTON POST COMPANY,
	by

	Name:	Donald E. Graham

	Title:	Chief Executive Officer and
	Chairman


	KAPLAN, INC.,
	by



	Name:	Gerald M. Rosberg

	Title:	Senior Vice President




		Jonathan N. Grayer




                     EXHIBIT A

		IRREVOCABLE PROXY

	I, the undersigned, pursuant to
Section 212 of the Delaware General Corporation
Law, hereby irrevocably appoint The Washington Post
Company (Parent), a Delaware corporation, as attorney and proxy for the undersigned, to vote, and to provide consent, as to any matters presented to the stockholders of Kaplan, Inc., a Delaware corporation (the Company), for voting or consent, including the election of directors, with respect to the total number of shares of common stock, par value
$1.00 per share, of the Company owned by the undersigned on the date hereof and any shares of common stock or any other capital stock of the Company acquired by the undersigned from time to time subsequent to the date hereof (collectively, the Shares); and to attend any and all meetings, and adjournments thereof, of the stockholders of the Company called for the purpose of voting or providing consent as to any such matters; and to represent and otherwise to act for the undersigned in the same manner and with the same effect as if such action were taken by the undersigned.

	The undersigned hereby revokes any
previous proxies with respect to the Shares which are the subject of this irrevocable proxy.
This proxy is irrevocable, coupled with an interest and has been granted pursuant to the Stockholders
Agreement, dated as of June 5, 2006, among Parent, the Company and the undersigned (the Stockholders
Agreement). This proxy shall not terminate until such time as the Stockholders Agreement has terminated in accordance with the terms thereof.

	The undersigned authorizes the attorney
and proxy appointed herein to substitute any other
Person to act hereunder, to revoke any such substitution and to file this proxy or any substitution or revocation with the Secretary of the Company.

	IN WITNESS WHEREOF, the undersigned
has executed this proxy this 5th day of June
2006.


		Name:  Jonathan N. Grayer
		Address:  160 West 86th Street, #3
		New York, NY 10024